UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2011

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 23, 2011, J. Brett Harvey, Chairman, President and Chief Executive Officer of CONSOL Energy Inc. (the “Company” or “CONSOL Energy”) resigned from his position as President of the Company, effective immediately. Mr. Harvey will continue in his role as Chairman and Chief Executive Officer of the Company.

(c) On February 23, 2011, Nicholas J. DeIuliis, Executive Vice President and Chief Operating Officer of the Company was appointed as the new President of the Company, effective immediately upon Mr. Harvey’s resignation from the position.

Mr. DeIuliis, age 42, has been Executive Vice President and Chief Operating Officer of CONSOL Energy since January 16, 2009. He was Senior Vice President—Strategic Planning of CONSOL Energy from November 2004 until August 2005. Prior to that time, Mr. DeIuliis served as Vice President Strategic Planning from April 2002 until November 2004, Director—Corporate Strategy from October 2001 until April 2002, Manager—Strategic Planning from January 2001 until October 2001 and Supervisor—Process Engineering from April 1999 until January 2001. He resigned from his position with CONSOL Energy as of August 8, 2005. He was a Director and President and Chief Executive Officer of CNX Gas Corporation from June 30, 2005 to January 16, 2009, when he became President and Chief Operating Officer of CNX Gas Corporation, a position which he continues to hold.

Mr. DeIuliis has no familial relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. In addition, there are no known related party transactions involving Mr. DeIuliis, or involving any other “related person” associated with Mr. DeIuliis as defined by Regulation S-K, Item 404(a).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2011, the Board of Directors (the “Board”) of the Company adopted the Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective immediately upon their adoption, to supersede and replace the existing bylaws of the Company. The Amended and Restated Bylaws were adopted in order to provide for the separate roles of Chief Executive Officer and President.

The preceding is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference. Additionally, a copy of the Amended and Restated Bylaws, marked to show changes to the former bylaws, is also included as Exhibit 3.2.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 3.2	Amended and Restated Bylaws of CONSOL Energy Inc.

Exhibit 3.2.1	Amended and Restated Bylaws of CONSOL Energy Inc. (marked to show changes to former bylaws).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ Stephen W. Johnson
Stephen W. Johnson
Senior Vice President and General Counsel

Dated: March 1, 2011